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                                  AMSOUTH FUNDS

                               Money Market Funds

                     Supplement Dated September 14, 2001 to
        Class A, B, and Trust Shares and Money Market Funds Prospectuses
                             dated December 1, 2000

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Under the heading "Pricing of Fund Shares" on page 111 of the Class A, B, and Trust Shares prospectus and on page 26 of the Money Market Funds prospectus the following disclosure is inserted at the end of the paragraph that discloses when NAV is calculated.

From September 14, 2001, until the reopening of the New York Stock Exchange, for the Prime Money Market Fund, U.S. Treasury Money Market Fund, Treasury Reserve Money Market Fund, Tax-Exempt Money Market Fund, and Institutional Prime Obligations Money Market Fund, a Business Day will be any day that the Federal Reserve Wire System is open for business, unless the Fund determines that being open for business is not in the best interest of shareholders.

        SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.